SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):        February 26, 2001
                                                  -----------------------------


                            OAKWOOD HOMES CORPORATION
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               (Exact name of registrant as specified in charter)


       North Carolina               1-7444                  56-0985879
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(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)            file number)        Identification Number)


      7800 McCloud Road, Greensboro, North Carolina        27409-9634
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       (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:        (336) 664-2400
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

Item 5.  Other Events.

          On February 26, 2001, Oakwood Acceptance Corporation, a subsidiary of the Registrant, entered into a three-year, $200 million loan purchase facility with Credit Suisse First Boston that replaced the financing provided to Oakwood Acceptance Corporation through Oakwood Capital Corp.'s prior $250 million facility with a commercial paper issuer. In connection with the new facility, the Registrant issued to an affiliate of Credit Suisse First Boston immediately exercisable warrants to acquire 9,534,439 shares of the Registrant's common stock at an exercise price of $1.97 per share. On February 26, 2001, the Registrant issued a press release announcing the new facility, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.  The following exhibits are filed herewith:


              99.1      Press release issued on February 26, 2001.

              99.2 Sale and Servicing Agreement dated as of February 9, 2001 among Oak Leaf Holdings, LLC, as Depositor, OMI Note Trust 2001-A, as Issuer, Ginkgo Corporation, as Transferor, Oakwood Acceptance Corporation, as Seller and Servicer and The Chase Manhattan Bank, as Backup Servicer, Indenture Trustee and Custodian

              99.3 Class A Note Purchase Agreement dated as of February 9, 2001 among OMI Note Trust 2001-A, as Issuer, Oakwood Acceptance Corporation, as Seller and Servicer, Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation as Transferor, the Purchaser parties thereto and Credit Suisse First Boston, New York Branch, as Agent

              99.4 Trust Agreement dated as of February 9, 2001 between Oak Leaf Holdings, LLC, as Depositor, and Wilmington Trust Company, as Owner Trustee

              99.5 Indenture dated as of February 9, 2001 between OMI Note Trust 2001-A, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee

              99.6 Custodial Agreement dated as of February 9, 2001 by and among OMI Note Trust 2001-A, Credit Suisse First Boston, New York Branch, Oakwood Acceptance Corporation and The Chase Manhattan Bank

              99.7 Registration Rights Agreement dated as of February 26, 2001 by and between Oakwood Homes Corporation and Credit Suisse First Boston International

              99.8 Oakwood Homes Corporation Warrant for Common Stock dated as of February 26, 2001 by and between Oakwood Homes Corporation and Credit Suisse First Boston International

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OAKWOOD HOMES CORPORATION


Date:    March 8, 2001                 By: /s/ Suzanne H. Wood
                                           ------------------------------------
                                            Name:  Suzanne H. Wood
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:                                      Commission File No:
February 26, 2001                                                         1-7444


                            OAKWOOD HOMES CORPORATION

                                  EXHIBIT INDEX

         Exhibit No.             Exhibit Description
         -----------             -------------------

              99.1      Press release issued on February 26, 2001.

              99.2 Sale and Servicing Agreement dated as of February 9, 2001 among Oak Leaf Holdings, LLC, as Depositor, OMI Note Trust 2001-A, as Issuer, Ginkgo Corporation, as Transferor, Oakwood Acceptance Corporation, as Seller and Servicer and The Chase Manhattan Bank, as Backup Servicer, Indenture Trustee and Custodian

              99.3 Class A Note Purchase Agreement dated as of February 9, 2001 among OMI Note Trust 2001-A, as Issuer, Oakwood Acceptance Corporation, as Seller and Servicer, Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation as Transferor, the Purchaser parties thereto and Credit Suisse First Boston, New York Branch, as Agent

              99.4 Trust Agreement dated as of February 9, 2001 between Oak Leaf Holdings, LLC, as Depositor, and Wilmington Trust Company, as Owner Trustee

              99.5 Indenture dated as of February 9, 2001 between OMI Note Trust 2001-A, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee

              99.6 Custodial Agreement dated as of February 9, 2001 by and among OMI Note Trust 2001-A, Credit Suisse First Boston, New York Branch, Oakwood Acceptance Corporation and The Chase Manhattan Bank

              99.7 Registration Rights Agreement dated as of February 26, 2001 by and between Oakwood Homes Corporation and Credit Suisse First Boston International

              99.8 Oakwood Homes Corporation Warrant for Common Stock dated as of February 26, 2001 by and between Oakwood Homes Corporation and Credit Suisse First Boston International